Second Quarter 2015 Earnings Presentation August 10, 2015 Exhibit 99.2

Forward-Looking Statements
As of
As of
As of
6/30/2015
3/31/2015
6/30/2014
Balance Sheet
Total Assets
$
19,344.5
$
19,308.2
$
18,386.0
Total Liabilities
18,328.5
18,259.2
17,200.8
Equity
1,016.0
1,049.0
1,185.2
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Income Statement
Total revenues
$
723.2
$
412.4
$
310.8
$
413.7
Total expenses
(799.4)
(428.0)
(371.4)
(467.2)
Other gains
11.4
0.5
10.9
1.6
Income tax (expense)
benefit
(4.4)
(23.1)
18.7
39.0
Net loss
$
(69.2)
$
(38.2)
$
(31.0)
$
(12.9)
Net loss per diluted share
$
(1.83)
$
(1.01)
$
(0.82)
$
(0.34)
GAAP Financials
($ in millions, except per share amounts)
Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities
Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,”
“projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in the appendix and in more detail under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014, our Quarterly
Reports on Form 10-Q for the periods ended March 31, 2015 and June 30, 2015 and in our other filings with the SEC.

ditech
a Walter company

SECURITY 1 | RMS

ORIGINATIONS SERVICING REVERSE

Walter INVESTMENT MANAGEMENT CORP.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Walter Investment Overview
•
Diversified capabilities position business for
sustainable growth in changing sector
•
Significant alignment of interest exists between the
servicer, the regulators, our clients and our
consumers as we pursue a best-in-class culture of
compliance and enhanced consumer experience
•
Continued focus on enhancing differentiated
platform to drive profitable growth and deliver
value to our shareholders
•
Seasoned senior management team; well-
positioned for developing environment
•
Top 10 national Servicer with serviced UPB of $262.5 BN
•
Top 20 national Originator focused on retention
opportunity and growing the Retail and Consumer Direct
channels
•
Reverse Mortgage business a leading issuer and
servicer in sector
•
Investment Management business capitalizing on
Walter's depth and scale in mortgage sector and
leveraging our relationship with WCO
Diversified Mortgage Banking Operations
Scale of U.S. Residential Mortgage Sector provides significant opportunity for Walter Investment

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Strong Q2 2015 Operational Results in Core
Segments
•
Servicing business AEBITDA profitability in-line with expectations
•
Originations business capitalized on retention opportunities and demonstrated strong performance in the correspondent channel
•
Completed comprehensive review of Reverse Mortgage business and implementing steps to drive process improvements and future profitability
•
Completed sale of our residual interest in seven Residual Trusts generating cash proceeds of
~$190 MN
•
Realized cost savings of approximately $24 MN at June 30, 2015 as compared to the fourth quarter 2014 run-rate
•
Progressing as planned with the combination of Green Tree and Ditech, expected to be complete in the third quarter
Current economic conditions remain favorable for our operating businesses

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Q2 2015 Results
$140.4 MN of AEBITDA; $24.4 MN of Adjusted Earnings after taxes or $0.65 per share
GAAP net loss of ($38.1) MN or ($1.01) per share includes:
Goodwill impairment in the Reverse Mortgage segment of ($56.5) MN or ($1.50) per share
Net fair value increase (related to assumption changes) of $41.9 MN ($25.9 MN or $0.69 per share after tax)
principally driven by:
Increase to the fair value of MSRs of $59.3 MN
Decrease to the net fair value of reverse loans and HMBS securities of ($24.1) MN
Elevated tax expense of $23.1 MN or $0.61 per share (goodwill impairment not deductible)
Total serviced UPB increased 2.9% over prior quarter despite high volumes of prepayments
Servicing platform passed all NMS metrics tested in Q3 and Q4 of 2014
Originations business funded $7.2 BN of UPB and generated $35.3 MN of Adjusted Earnings
Core segments delivered strong operational results

ditech
a Walter company

Walter
INVESTMENT
MANAGEMENT CORP.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Momentum Building in Branding and Cost
Savings Initiatives Progressing
Cost Savings Update
Branding Update
During the first half of 2015 cost savings of ~$24 MN have been realized
On pace to achieve FY 2015 cost savings of $60 MN; driving annualized run-rate savings of $75 MN
~$4.5MN of expenses incurred related to cost savings initiatives
Consolidation of 14 Servicing regions into 6 super regions to scale business operations and increase efficiencies
Significant savings in vendor spend expected to be achieved from combination of Ditech and Green Tree,
comprehensive contract review and negotiation and centralization of strategic sourcing
In third quarter, Ditech
and Green Tree will be combined under the name 'Ditech, a Walter
Company'
Combination of entities expected to leverage talent across Originations and Servicing businesses and enhance value through:
Improved customer experience
Single public-facing brand to customers
Streamlined processes to achieve operational efficiencies
Enhanced retention efforts through brand consistency

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Servicing
Servicing
margin
of
16
bps
for
Q2
2015
within
the
previously
provided
target
range
of
14
-
18
bps
Net impact of the business presentation changes on servicing margin in Q2 2014 was 2 bps increase
Q2 2015 servicing margin lower by ~0.5 bp
as compared to prior periods due to the sale of the residual interest in
7 of the Residual Trusts
YTD 2015
Q2 2015
Q1 2015
Q2 2014
AEBITDA
Adjusted
Earnings
AEBITDA
Adjusted
Earnings
AEBITDA
Adjusted
Earnings
AEBITDA
Adjusted
Earnings
Servicing (MN)
$
201
$
76
$
98
$
36
$
103
$
40
$
102
$
53
Servicing margin (in bps)
17
6
16
6
17
7
17
9
Average UPB Serviced (BN)
$
242
$
242
$
245
$
245
$
239
$
239
$
237
$
237
$97.6 MN of AEBITDA; $36.4 MN of Adjusted Earnings
Disappearance rate of 15.5% net of recapture as compared to 13.8% for Q1 2015
AEBITDA margin of 16 bps of Average UPB
Portfolio additions of $17.1 BN of UPB through a combination of MSR acquisitions (including Ocwen portfolio), originated MSR and flow arrangements/co-issue relationships
Excludes $5.5 BN of MSR acquired from EverBank
which was previously sub-serviced by Green Tree
Q2 2015 Results
Servicing Margin Summary

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Originations
Q2 2015 Actuals
(bps)
Gross
Margin &
Fee
Income
Direct
Cost
(2)
Direct
Margin
Funded
Volume
(in BNs)
Consumer Lending
533
(278
255
$
2.0
Retention
573
(222
351
$
1.7
Retail
363
(508
(145)
$
0.2
Consumer Direct
357
(700
(343)
$
0.1
Correspondent
Lending
77
(32
45
$
5.2
$39.5 MN of AEBITDA;  $35.3 MN of Adjusted Earnings
Funded $7.2 BN of UPB with a combined direct margin of 100 bps
Significant growth of GNMA product drove margin expansion in correspondent channel
Recapture rate of 25% for Q2 2015; originated approximately 10,500 HARP loans
As of June 30, 2015 approximately 430,000 "in-the-money"
(1)
accounts
~402,000 "in-the-money" accounts eligible for HARP or conventional refinancing
~28,000 accounts eligible only for HARP
Q2 2015 Results
(1)
"In-the-money" refers to those accounts which would receive a reduction in monthly mortgage payment amount of at least $70 should they take advantage of a mortgage refinance opportunity.
(2)
Includes intersegment retention expense, interest expense, direct compensation, direct benefits and direct general and administrative expenses.
(3)
Includes support functions and corporate overhead allocations.
Long-term plan assumes direct costs in the Retail and Consumer
Direct channels will range from  250 -
300 bps
Q2 2015 Margin Detail
Q2 2015 Expense Detail
Q2 2015 Actuals
Consumer
Lending
Correspondent
Lending
Total
Funded Volume ($MNs)
$
2,033.9
$
5,195.8
$
7,229.7
Direct Expenses (bps)
(278
(32)
Direct Expenses ($MNs)
$
56.5
$
16.6
$
73.1
Indirect expenses
(3)
19.9
Total expenses (excluding depreciation and amortization)
$
93.0

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
($ in Billions)
$9.3
$10.0
$8.9
$9.7
$8.1
$8.8
06/30/15
03/31/15
06/30/14
On-Balance Sheet
Third-Party

Reverse Mortgage
•
$3.7 MN of AEBITDA; $2.5 MN of Adjusted Earnings
•
Issued $442.1 MN of securitizations, #2 HMBS issuer by UPB for 1H'2015
(1)
•
Completed comprehensive review of the business resulting in substantial reorganization:
Strong belief in value of franchise
Undertaking leadership changes
Rationalizing expense base
•
Goodwill write-off principally driven by revised multi-year forecast based on developments in Q2 2015
•
Unfunded IDL tails at June 30, 2015: $212 MN eligible for draw immediately, $602 MN will become eligible for draw over next 12 months
Serviced UPB Summary
(1)
Source: New View Advisors HMBS Issuer Rankings published July 8, 2015.
Q2 2015 Results & Actions
14% growth in serviced UPB since June 30, 2014
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Updated 2015 Select Targets
(1)
Reverse
Growth in UPB serviced of 10%+
2015 UPB growth assumes a blend of bulk MSR purchases and sub-servicing of MSRs to be acquired by a capital partner
14 –
18 bps AEBITDA margin
$5
–
$10
BN
UPB
from
Consumer
Lending
channel
at
140
–
190
bps
direct
margin
Low interest rate environment, mix shift and success in retention have increased our Consumer Lending margin expectations
above
the
high
end
of
the
previously
provided
range
of
80
-
120
bps
$15
–
$18
BN
UPB
from
Correspondent
Lending
channel
at
25
–
35
bps
direct
margin
Market conditions led to a mix shift and volumes have increased our margin expectations in Correspondent Lending
Average servicing UPB of ~$20 BN
Funded
origination
volume
of
$1.0
–
$1.3
BN
excluding
tails
Reduced expectations in retail channel
Continued focus on growth of retail channels
Realization of earnings from tail draws
Experience with tail draw activity in 1H 2015 below initial expectations
Positive impacts of operational enhancements
Effects of flexibility provided by completed Balance Sheet initiatives
Servicing
Originations
Reverse Mortgage
Other Factors
   These are select targets we have used to develop our 2015 business plan, updated to reflect our current expectations as noted above.
These targets do not represent all of the factors affecting the results of operations, including expenses, fair value adjustments, legal and regulatory matters, etc. These are not projections, are forward-looking statements, and actual results may differ materially from these targets.
(1)

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Walter Capital Opportunity Corp.
Walter committed $20 MN investment in WCO
$200 MN initial commitment from York Capital
Green Tree Investment Management LLC, Walter Investment's wholly owned SEC registered investment advisor, contracted as external manager to WCO
WCO intends to broaden investor base and grow invested capital
Initial Structure
Walter contributed Marix
Servicing to WCO
Approved as a FNMA and FRE servicer
Licensed in 49 states
Walter executed contract to sub-service residential whole loans owned by WCO
WCO is in final negotiations to acquire ~$6.5 BN of UPB of GSE MSR from third parties during Q3, subject to customary approvals
WCO's pipeline is growing
Recent Developments

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Key Investment Highlights
3
4
5
2
Strategic plan designed to provide sustainable growth and achieve strong investment returns
•
Execution of initiatives to strengthen balance sheet and drive operating efficiencies
•
Flexibility to deploy capital opportunistically to reduce leverage and/or repurchase shares
Scaled Originations business
•
Significant embedded retention opportunity of ~ 402,000 "in the money" accounts eligible for non-HARP refinancing
•
Potential to scale retail and consumer direct channels
•
Diversified correspondent lending channel
Platform well positioned to take advantage of sector opportunities
•
Solid, strategic client relationships
•
Track record of performance
•
Focus on enhancing customer experience
1
Maintain focus on increasing mix to sub-servicing model with WCO as the catalyst
Potential future sector opportunities as new mortgage market landscape develops
•
Non-agency originations
•
Consolidation of sub-scale participants
Regulatory oversight driving an environment of consistency and stability with a focus on improved consumer experience
6

Appendix: Supplemental Information & Reconciliations

Use of Non-GAAP Measures and Definitions
Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided the following non-GAAP financial measures in this presentation: Adjusted Earnings, Adjusted EBITDA and Funds Generated in Period.   See the definitions below for a description of how
these items are presented and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.
Management considers Adjusted Earnings (Loss), Adjusted EBITDA and Funds Generated in Period, each of which is a non-GAAP financial measure, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted  Earnings, Adjusted EBITDA and Funds Generated in Period are utilized by management
to
assess
the
underlying
operational
performance
of
the
continuing
operations
of
the
business.
In
addition,
analysts,
investors,
and
creditors
may
use
these
measures
when
analyzing
our
operating
performance.
Adjusted
Earnings
(Loss),
Adjusted
EBITDA
and
Funds
Generated
in
Period
are
not
presentations
made
in
accordance
with
GAAP
and
our
use
of
these
terms
may
vary
from other companies in our industry.  These non-GAAP financial measures should not be considered as alternatives to (1) net income (loss) or any other performance measures determined in accordance with GAAP or (2) operating cash flows determined in accordance with GAAP. These measures have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted Earnings (Loss) and
Adjusted
EBITDA
only
as
supplements.
Users
of
our
financial
statements
are
cautioned
not
to
place
undue
reliance
on
Adjusted
Earnings
(Loss)
and
Adjusted
EBITDA.
Adjusted
Earnings
(Loss)
is
a
supplemental
metric
used
by
management
to
evaluate
our
Company’s
underlying
key
drivers
and
operating
performance
of
the
business.
Adjusted
Earnings
(Loss)
is defined as income (loss) before income taxes plus fair value changes due to changes in valuation inputs and other assumptions, estimated settlements and costs for certain legal and regulatory matters, goodwill impairment (if any), certain depreciation and amortization costs related to the increased basis in assets (including servicing rights and sub-servicing contracts) acquired within business combination transactions (or step-up depreciation and amortization), transaction and integration costs, share-based compensation expense, non-cash interest expense, the net impact of the Non-Residual Trusts, fair value to cash adjustments for reverse loans, and certain other cash and non-cash adjustments, primarily including certain non-recurring costs. Adjusted Earnings (Loss)
excludes unrealized changes in fair value of MSRs that are based on projections of expected future cash flows and prepayments. Adjusted Earnings (Loss) includes both cash and non-cash gains from mortgage loan origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Earnings (Loss) includes cash generated from reverse mortgage origination activities.
Adjusted
Earnings
(Loss)
may
from
time
to
time
also
include
other
adjustments,
as
applicable
based
upon
facts
and
circumstances,
consistent
with
the
intent
of
providing
investors
with
a
supplemental means of evaluating our operating performance.
Adjusted EBITDA
eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as income (loss) before income taxes, depreciation and amortization, interest expense on corporate debt, amortization of servicing rights and other fair value adjustments, estimated settlements and costs for certain legal and regulatory matters, goodwill impairment (if any), fair value to cash adjustment for reverse loans, non-cash interest income, share-based compensation expense, servicing fee economics, Residual Trusts cash flows, transaction and integration related costs, the net impact of the Non-Residual Trusts and certain other cash and non-cash adjustments primarily including the net provision for the repurchase of loans sold, provision for loan losses and certain non-recurring costs. Adjusted EBITDA includes both cash and non-cash gains from mortgage loan origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of evaluating our operating performance.
Funds
Generated
in
Period
is
calculated
as
Adjusted
EBITDA,
as
described
above,
less
capital
expenditures,
cash
paid
for
corporate
debt
interest
expense
and
income
taxes.
Management
believes Funds Generated in Period is useful as a supplemental indicator of the cash capable of being generated by the business during the relevant period and for that purpose considers the values of the OMSRs created during the period as equivalent to cash on the assumption that such OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our
books.
There
can
be
no
assurance
that
the
OMSRs
could
have
been
sold
during
the
period
for
cash
equivalent
to
their
fair
value
reflected
in
our
books.
Funds
Generated
in
Period
does
not
represent  cash flow or cash available for investment.
Amounts
or
metrics
that
relate
to
future
earnings
projections
are
forward-looking
and
subject
to
significant
business,
economic,
regulatory
and
competitive
uncertainties,
many
of
which
are
beyond
the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that any target will be achieved and the Company undertakes no duty to update any target.
Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Annual Report on Form 10-K for the year ended December 31, 2014, our
Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015 and our other filings with the SEC, for important information regarding forward looking statements and the use and limitations of Non-GAAP Financial Measures. Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of any forward-looking financial measures presented herein.

Forward-Looking Statements
our ability to operate our business in compliance with existing and future rules and regulations affecting our business, including those relating to the origination and servicing of residential loans, the management of third-party assets and the insurance industry (including lender-placed insurance), and changes to, and/or more stringent enforcement of, such rules and regulations;
increased scrutiny and potential enforcement actions by federal and state authorities;
the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory and contractual compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters;
uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims or relating to a pending investigation by the Department of Justice and the HUD Office of Inspector General);
potential costs and uncertainties associated with and arising from litigation, regulatory investigations and other legal proceedings;
our dependence on U.S. government-sponsored entities (especially Fannie Mae) and agencies and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various existing or future GSE, agency and other capital, net worth, liquidity and other financial requirements applicable to our business, and our ability to remain qualified as a GSE approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ respective residential loan and selling and servicing guides;
uncertainties relating to the status and future role of GSEs, and the effects of any changes to the origination and/or servicing requirements of the GSEs or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs or various regulatory authorities;
our ability to maintain our loan servicing, loan origination, insurance agency or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements;
our ability to comply with the servicing standards required by the National Mortgage Settlement;
our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Green Tree Servicing;
operational risks inherent in the mortgage servicing and mortgage origination businesses, including reputational risk;
risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, as well as our ability to incur substantially more debt;
our ability to renew advance facilities or warehouse facilities and maintain borrowing capacity under such facilities;
our ability to maintain or grow our servicing business and our residential loan originations business;
our ability to achieve our strategic initiatives;
changes in prepayment rates and delinquency rates on the loans we service or sub-service;
Certain statements in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.
Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,”
“anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-
looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail under the caption "Risk Factors" in our Annual Report on
Form 10-K for the year ended December 31, 2014, our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015 and in our other filings with the SEC.
In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements:
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•

Forward-Looking Statements
the ability of our clients and credit owners to transfer or otherwise terminate our servicing or sub-servicing rights;
a downgrade in our servicer ratings or credit ratings;
our ability to collect reimbursements for servicing advances and earn and timely receive incentive and performance payments and ancillary fees on our servicing portfolio;
our ability to collect indemnification payments and enforce repurchase obligations relating to mortgage loans we purchase from our correspondent clients and our ability to collect indemnification payments relating to servicing rights we purchase from prior servicers;
local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales, the credit quality of loan origination customers and uncertainty regarding the levels of mortgage originations and prepayments;
uncertainty as to the volume of originations activity we will benefit from prior to, and following, the expiration of HARP, which is scheduled to occur on December 31, 2016;
risks associated with the origination, securitization and servicing of reverse mortgages, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, continued demand for HECM loans and other reverse mortgages, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails;
our ability to implement strategic initiatives, particularly as they relate to our ability to raise capital, make arrangements with potential capital partners and develop new business, including acquisitions of mortgage servicing rights and the development of our originations business, all of which are subject to customer demand and various third-party approvals;
our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments;
the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation;
changes in interest rates and the effectiveness of any hedge we may employ against such changes;
risks and potential costs associated with technology and cybersecurity, including the risks of technology failures and of cyber-attacks against us or our vendors, our ability to adequately respond to actual or alleged cyber-attacks and our ability to implement adequate internal security measures and protect confidential borrower information;
our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions;
uncertainties regarding impairment charges relating to our goodwill or other intangible assets;
our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures;
our ability to manage conflicts of interest relating to our investment in WCO; and
risks related to our relationship with Walter Energy and uncertainties arising from or relating to its bankruptcy filings, including potential liability for any taxes, interest and/or penalties owed by the Walter Energy consolidated group for the full or partial tax years during which certain of the Company's former subsidiaries were part of such consolidated group and certain other tax risks allocated to us in connection with our spin-off from Walter Energy.
All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties.
Although we believe that the assumptions underlying the forward-looking statements (including those relating to our outlook) contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.
In addition, this presentation may contain statements of opinion or belief concerning market conditions and similar matters.  In certain instances, those opinions and beliefs could be based upon general observations by members of our management, anecdotal evidence and/or our experience in the conduct of our business, without specific investigation or statistical analyses.  Therefore, while such statements reflect our view of the industries and markets in which we are involved, they should not be viewed as reflecting verifiable views and such views may not be shared by all who are involved in those industries or markets.
•
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Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Securitized Reverse Mortgages and VIEs
(1)
$ in millions
Reverse
Mortgage
-
Securitized
Portfolio
Assets
$
10,497.2
Liabilities
$
10,588.7
$
(91.5)
Residual Trusts
Assets
$
545.8
Liabilities
$
493.4
$
52.4
Non-Residual Trusts
Assets
$
587.8
Liabilities
$
616.8
$
(29.0)
Servicer and Protective Advance Financing Facilities
Assets
$
1,181.7
Liabilities
$
1,037.5
$
144.2
Net fair value liability of $91.5 MN in Reverse
Mortgage is a positive to tangible net worth over
time
$52.4 MN of residual interest in legacy Walter
Investment portfolio
Net fair value liability of $29.0 MN associated with
mandatory clean-up call obligation in Non-Residual
Trusts
$144.2 MN of equity in servicer advance trusts
(1)
Above presentation excludes impact of overall Walter tax positions.

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Servicing Segment
(1)
The
quarterly
portfolio
disappearance
rate
is
the
weighted
average
of
the
disappearance
rate
for
each
month
in
such
quarter.
The
monthly
disappearance
rate
is
the
annualized
exponential rate of dividing the aggregate dollar amount of contractual payments, voluntary prepayments and defaults attributable to mortgage loans in the mortgage loan servicing portfolio during such month by the sum of the unpaid principal balance of the loans in the mortgage loan servicing portfolio at the beginning of such month plus the unpaid principal balance of any mortgage loans added to such portfolio during such month.
$ in millions
Servicing Key Metrics
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Servicing fees
$
346.0
$
175.3
$
170.7
$
172.5
Incentive and performance fees
51.6
26.5
25.1
36.1
Ancillary and other fees
47.1
23.6
23.5
19.3
Servicing revenue and fees
$
444.7
$
225.4
$
219.3
$
227.9
Amortization of servicing rights
(6.4)
(6.5)
Other changes in fair value
(58.2)
(54.7)
Changes in valuation inputs
59.3
(74.5)
Change in fair value of excess servicing spread liability
(5.7)
(1.8)
—
Net servicing revenue and fees
$
296.2
$
214.4
$
81.8
$
134.8
AEBITDA/average UPB
17
bps
16
bps
17
bps
17
bps
Serviced UPB (in billions)
243.2
243.2
236.4
235.2
Serviced units (in millions)
2.2
2.2
2.2
2.2
Average UPB serviced (in billions)
$
242.2
$
245.5
$
238.9
$
236.7
Disappearance Rate
(1)
15.5%
13.8%
(12.9)
(112.9)
(15.2)
(7.5)
14.7%
13.8%
(9.5)
(40.2)
(43.4)

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Originations Segment
$ in billions
(1)
Calculated on pull-through adjusted locked volume.
(2)
Calculated on funded volume.
$ in thousands
(1)
Calculated on pull-through adjusted locked volume.
(2)
Calculated on funded volume.
Originations Data by Channel
Consumer Lending Origination Economics
Correspondent Lending Origination Economics
Capitalized MSR
Applications
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Consumer Lending
$
5.6
$
2.7
$
2.9
$
4.0
Correspondent Lending
13.0
6.2
6.8
4.0
$
18.6
$
8.9
$
9.7
$
8.0
Pull-Through Adjusted Locked Volume
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Consumer Lending
$
3.7
$
1.7
$
2.0
$
2.6
Correspondent Lending
9.5
4.6
4.9
3.0
$
13.2
$
6.3
$
6.9
$
5.6
Funded Volume
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Consumer Lending
$
3.8
$
2.0
$
1.8
$
2.3
Correspondent Lending
8.9
5.2
3.7
2.1
$
12.7
$
7.2
$
5.5
$
4.4
Sold Volume
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Consumer Lending
$
3.7
$
2.0
$
1.7
$
2.1
Correspondent Lending
8.5
4.8
3.7
1.8
$
12.2
$
6.8
$
5.4
$
3.9
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Recapture Rate
(1)
bps
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Gain
on
Sale
(1)
488
499
479
531
Fee
Income
(2)
21
34
7
15
Direct
Expenses
(2)
(283)
(278)
(290)
(251)
Direct Margin
226
255
196
295
bps
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Gain
on
Sale
(1)
61
66
55
30
Fee
Income
(2)
11
11
10
11
Direct
Expenses
(2)
(35)
(32)
(37)
(46)
Direct Margin
37
45
28
(5)
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Capitalized MSR (MN)
$
157.4
$
84.7
$
72.7
$
45.6
Base MSR (MN)
$
115.3
$
65.5
$
49.8
$
34.2
Excess MSR (MN)
$
42.1
$
19.2
$
22.9
$
11.4
Base MSR Multiple
4.23
4.48
3.93
3.87
Excess MSR Multiple
4.09
3.78
4.39
3.70
UPB Loans sold (MN)
$
11,471
$
6,397
$
5,074
$
3,540
UPB Loans sold with
excess (MN)
$
4,954
$
2,146
$
2,808
$
1,711
    Recapture rate represents the percent of voluntary UPB payoffs during the period refinanced in to new loans by us.
This metric excludes payoffs on non-marketable portfolios (e.g. sub-serviced), payoffs under $20K UPB, or payoffs prior to 60 days after boarding.
(1)
27%
25%
29%
39%

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Reverse Mortgage Segment
(1)
Representative of servicing fee for on-balance sheet residential loans serviced.
(2)
Cash generated by origination, purchase and securitization of HECM loans.
(3)
Funded volumes exclude securitized tail volumes.
Reverse Mortgage Key Metrics
YTD 2015
Q2 2015
Q1 2015
Q2 2014
Interest income
$
215.7
$
109.4
$
106.3
$
98.3
Interest expense
Net interest margin
(1)
$
16.6
$
8.8
$
7.8
$
6.8
Blended cash generated
(2)
40.8
22.1
18.7
14.2
Fair value of loans and HMBS obligations
4.3
5.9
Fair value
$
37.6
$
6.8
$
30.8
$
26.9
Net servicing revenues and fees
23.3
11.9
11.4
8.8
Other
3.2
1.5
1.7
3.0
Total revenue
$
64.1
$
20.2
$
43.9
$
38.7
Funded volume
(3)
$
674
MN
$
364
MN
$
310
MN
$
299
MN
Securitized volume
$
855
MN
$
442
MN
$
413
MN
$
359
MN
Serviced UPB (in billions)
$
19.3
$
19.3
$
18.7
$
16.9
Serviced units
118,780
118,780
114,208
103,544
(199.1)
(100.6)
(98.5)
(91.5)
(19.8)
(24.1)

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Reconciliation of GAAP Loss Before Income Taxes to
Non-GAAP Adjusted EBITDA
$ in millions
For the Three Months
Ended
For the Six Months
Ended
For the Three Months
Ended
For the Six Months
Ended
June 30, 2015
June 30, 2015
June 30, 2014
June 30, 2014
Loss before income taxes
$
$
(64.7)
$
(51.9)
$
(23.0)
Add/(Subtract):
Amortization of servicing rights and other fair value
adjustments
0.8
136.2
93.7
152.5
Goodwill impairment
56.5
56.5
82.3
82.3
Interest expense
39.5
79.6
38.5
76.0
Depreciation and amortization
16.1
32.7
18.4
37.0
Curtailment expense
6.5
22.6
—
—
Share-based compensation expense
5.0
8.4
4.8
8.3
Legal and regulatory matters
5.2
5.1
13.2
13.2
Fair value to cash adjustment for reverse loans
24.1
19.8
(5.9)
(1.2)
Other
1.6
6.8
6.3
22.1
Sub-total
155.3
367.7
251.3
390.2
Adjusted EBITDA
$
140.3
$
303.0
$
199.4
$
367.2
(15.0)

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Reconciliation of GAAP Loss Before Income Taxes to
Non-GAAP Adjusted Earnings
($ in millions, except per share amounts)
For the Three Months
Ended
For the Six Months
Ended
For the Three Months
Ended
For the Six Months
Ended
June 30, 2015
June 30, 2015
June 30, 2014
June 30, 2014
Loss before income taxes
$
$
$
$
Add/(Subtract):
Changes in fair value due to changes in valuation inputs and other assumptions
9.4
43.4
69.0
Goodwill impairment
56.5
56.5
82.3
82.3
Legal and regulatory matters
5.2
5.1
13.2
13.2
Curtailment expense
6.5
22.6
—
—
Step-up depreciation and amortization
8.9
18.4
11.3
23.2
Step-up amortization of sub-servicing rights
4.9
9.8
7.7
16.2
Non-cash interest expense
3.0
6.3
4.0
7.3
Share-based compensation expense
5.0
8.4
4.8
8.3
Fair value to cash adjustment for reverse loans
24.1
19.8
Other
4.5
9.5
6.0
14.7
Adjusted Earnings before taxes
$
39.3
$
101.1
$
114.9
$
210.0
Adjusted Earnings after tax (38% in 2015 and 39% in 2014)
$
24.4
$
62.7
$
70.1
$
128.1
Adjusted Earnings after taxes per common and common equivalent share.
$
0.65
$
1.66
$
1.86
$
3.36
(15.0)
(64.7)
(51.9)
(23.0)
(5.9)
(1.2)
(64.3)

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Reconciliation of Funds Generated in Period to Net Increase in Cash
and Cash Equivalents
($ in millions)
(1)
Represents originated MSRs that have been capitalized upon transfer of loans.
(2)
Represents
originations
activity
including
purchases
and
originations
of
residential
loans
held
for
sale,
proceeds
from
sale
and
payments
on
residential
loans
held
for
sale,
net
change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights.
(3)
Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.
(4)
Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.
For the three months ended
June 30, 2015
June 30, 2014
Adjusted EBITDA
$
140.3
$
199.4
Less:
Cash Interest Expense on Corporate Debt
(47.0)
(46.9)
Cash Taxes/Refund
(1.1)
(6.7)
Capital Expenditures
(6.1)
(8.5)
Funds Generated in Period
$
86.1
$
137.3
Investing and Financing activity and other uses of Funds Generated in Period:
Investment in retained OMSRs
(1)
(86.8)
(45.6)
Net investment in originations activity
(2)
(1.1)
(65.6)
Net activity for servicing advances
42.6
5.9
Net investment in reverse mortgage activity
(42.3)
(17.4)
Proceeds from Sale of Excess Servicing Spread, net of payments
(2.4)
—
Acquisitions, including related transaction costs
(3)
(137.7)
(306.4)
Net payments of corporate debt
(4)
(4.1)
(4.3)
Other working capital
151.0
36.8
Change in Cash
$
5.3
$
(259.3)
Cash flows provided by (used in) operating activities
(389.8)
(481.4)
Cash flows provided by (used in) investing activities
(154.5)
(510.5)
Cash flows provided by (used in) financing activities
549.6
732.6
Total change in cash
5.3
(259.3)

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix, our Form 10-Q for the period ended June 30, 2015 and our other filings with the SEC, for important information regarding Forward-Looking Statements, Risk Factors and the use of Non-GAAP Financial Measures.
Reconciliation of Funds Generated in Period to Net Increase in Cash
and Cash Equivalents
($ in millions)
(1)
Represents originated MSRs that have been capitalized upon transfer of loans.
(2)
Represents
originations
activity
including
purchases
and
originations
of
residential
loans
held
for
sale,
proceeds
from
sale
and
payments
on
residential
loans
held
for
sale,
net
change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights.
(3)
Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.
(4)
Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.
For the last twelve
months ended
For the six months
ended
For the year ended
For the six months
ended
June 30, 2015
June 30, 2015
December 31, 2014
June 30, 2014
Adjusted EBITDA
$
540.0
$
303.0
$
604.2
$
367.2
Less:
Cash Interest Expense on Corporate Debt
(64.6)
(132.5)
Cash Taxes/Refund
—
5.3
17.8
Capital Expenditures
(9.8)
(21.6)
Funds Generated in Period
$
379.1
$
228.6
$
455.4
$
304.9
Investing and Financing activity and other uses of Funds Generated in Period:
Investment in retained OMSRs
(1)
(159.1)
(214.3)
Net investment in originations activity
(2)
(27.6)
(14.4)
Net activity for servicing advances
267.0
109.3
168.2
10.5
Net investment in reverse mortgage activity
(69.2)
(5.8)
Proceeds from Sale of Excess Servicing Spread, net of payments
64.0
(4.6)
68.6
—
Acquisitions, including related transaction costs
(3)
(194.9)
(549.2)
Net payments of corporate debt
(4)
(8.4)
(17.2)
Other working capital
115.5
149.5
(63.0)
Change in Cash
$
40.4
$
23.6
$
(171.7)
$
Cash flows provided by (used in) operating activities
(268.8)
(204.3)
Cash flows provided by (used in) investing activities
(395.8)
(1,244.1)
Cash flows provided by (used in) financing activities
1,366.7
688.2
1,276.7
598.2
Total change in cash
40.4
23.6
(171.7)
(130.0)
(12.5)
(18.4)
(275.2)
(15.7)
(74.5)
(403.1)
(16.7)
(399.2)
(927.1)
(67.1)
(13.0)
(98.2)
(26.3)
(0.5)
(341.0)
(8.9)
(29.0)
(188.5)
(73.9)
(712.8)
(188.5)